UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 15, 2026
ETSY, INC.
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2026, Etsy, Inc., a Delaware corporation (“Etsy”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) to sell Depop Limited (“Depop”), a wholly-owned subsidiary of Etsy incorporated under the laws of England and Wales operating its two-sided fashion resale marketplace, to eBay Inc., a Delaware corporation (“Purchaser”). Pursuant to the Purchase Agreement, Purchaser will acquire all of the outstanding equity interests of Depop (the “Transaction”) for approximately $1.2 billion in cash, subject to certain adjustments specified in the Purchase Agreement, including for Depop’s working capital, transaction expenses, cash, and indebtedness as of the closing of the Transaction, as well as for the value of any forfeited equity awards of Depop employees continuing with Purchaser (the “Purchase Price”). The Purchase Price will also be adjusted, up to a specified cap, for certain investments Etsy and Depop may, in their sole discretion, make in the Depop business prior to the closing.

Each party’s obligation to consummate the Transaction is subject to certain closing conditions as set forth in the Purchase Agreement, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its covenants, (iii) the receipt of certain specified required antitrust approvals, (iv) the absence of any law or order from certain governmental authorities prohibiting consummation of the Transaction, and (v) with respect to Purchaser’s obligation, the satisfaction of certain key employee retention conditions and the absence of a material adverse effect on Depop that is continuing. The transaction is currently expected to close in the second quarter of 2026, subject to the satisfaction of the closing conditions.

The Purchase Agreement contains representations, warranties and covenants that are customary for a transaction of this nature. Pursuant to the Purchase Agreement, Etsy and Purchaser will enter into a transition services agreement at the closing of the Transaction.

The Purchase Agreement also includes certain termination rights, including (i) by mutual written consent of Purchaser and Etsy, (ii) by either Purchaser or Etsy if a governmental authority permanently prohibits or makes illegal the consummation of the Transaction, and by Purchaser if a governmental authority imposes certain remedies in connection with the Transaction that are not required under the Purchase Agreement, (iii) by either Purchaser or Etsy if the Transaction has not been consummated by November 15, 2026, subject to a potential extension by either party to February 15, 2027 if necessary to obtain the specified required antitrust approvals (as it may be extended, the “Outside Date”), and (iv) by either Purchaser or Etsy, if the other party is in material breach of its respective representations and warranties or covenants under the Purchase Agreement such that a closing condition is not satisfied (subject to a cure period).

The Purchase Agreement provides that, upon termination of the Purchase Agreement as a result of (i) a governmental authority permanently prohibiting or making illegal (in relation to an antitrust law) the consummation of the Transaction, (ii) a governmental authority imposing certain remedies (in relation to an antitrust law) in connection with the Transaction that are not required under the Purchase Agreement, or (iii) the failure to obtain required antitrust approvals by the Outside Date, Purchaser will be required to pay Etsy a termination fee of $90 million. The Purchase Agreement also provides that, upon certain termination events, Purchaser will be required to pay Etsy an additional termination fee of $70 million.

The foregoing description of the Purchase Agreement and the Transaction is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Purchase Agreement has been included to provide Etsy’s stockholders with information regarding its terms. It is not intended to provide any other information about Etsy or Purchaser or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of Etsy and Purchaser. These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material, and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Etsy’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Etsy or Purchaser or their respective subsidiaries and affiliates.

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 7.01 below is incorporated by reference into this Item 2.02.

Item 7.01. Regulation FD Disclosure.

On February 18, 2026, Etsy issued a joint press release with Purchaser announcing the execution of the Purchase Agreement which includes certain historical financial information regarding Depop. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Information in Item 2.02 and 7.01 of this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Forward-Looking Statements

This Current Report on Form 8-K (including the Purchase Agreement furnished as Exhibit 2.1 and the press release furnished as Exhibit 99.1) contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements in this document address a variety of subjects including, for example, the timing of the closing of the Transaction and the potential benefits of the Transaction. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the possibility that antitrust and other approvals and conditions to the Transaction are not received or satisfied on a timely basis or at all; the possibility that Etsy may not fully realize the projected benefits of the Transaction; changes in the anticipated timing for closing the Transaction and receipt of regulatory approvals; business disruption during the pendency of or following the Transaction; diversion of management time on Transaction-related issues; the reaction of customers and other persons to the Transaction; and other events that could adversely impact the completion of the Transaction, including industry or economic conditions outside of our control. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that Etsy expects. These and other risks and uncertainties include market risks, trends, and conditions. These and other risks and uncertainties are more fully described in Etsy’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in Etsy’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and subsequent reports that Etsy files with the Securities and Exchange Commission. In light of such risks, readers are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Etsy disclaims any obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Sale and Purchase Agreement, dated as of February 15, 2026, by and between Etsy, Inc. and eBay Inc.*
99.1	Press Release issued by Etsy, Inc. on February 18, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: February 18, 2026
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